Exhibit 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of September 14, 2007 (this “Agreement”), among INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation (the “Borrower”), each Subsidiary (such term and the other capitalized terms used and not defined in this Agreement shall have the meanings provided for in the Security Agreement defined herein) of the Borrower identified on the signature pages hereof (the Borrower and such Subsidiaries, each a “Grantor” and collectively, the “Grantors”), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Pledge and Security Agreement dated as of September 14, 2007 (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Grantors and the Administrative Agent, and in order to obtain the benefits referred to therein, each Grantor has granted to the Administrative Agent a security interest in substantially all of such Grantor’s property, including, without limitation, the Collateral referred to in Section 1 below; and

WHEREAS, pursuant to the Security Agreement, each Grantor has agreed to execute this Agreement in respect of its Collateral for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and any other office in which a security interest in the Collateral may be recorded under the laws of any other applicable jurisdiction.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, each Grantor and the Administrative Agent agree as follows:

1.    Grant of Security.

  Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(a)  the United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto opposite the name of such Grantor, as Schedule A may be supplemented from time to time by supplements to the Security Agreement and this Agreement which may be executed and delivered by such Grantor to the Administrative Agent from time to time, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the “Patents”);

(b)  the United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto opposite the name of such Grantor, as Schedule B may be supplemented from time to time by supplements to the Security Agreement and this Agreement which may be executed and delivered by such Grantor to the Administrative Agent from time to time (the “Trademarks”);

(c)  the United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto opposite the name of such Grantor, as Schedule C may be supplemented from time to time by supplements to the Security Agreement and this Agreement which may be executed and delivered by such Grantor to the Administrative Agent from time to time (the “Copyrights”);

(d)

(e)  any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks or Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(f)  any and all Proceeds of the foregoing.

2.    Security for Obligations.

  The grant of a security interest in the Collateral by each Grantor under this Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

3.    Recordation.

  Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this Agreement.

4.    Execution in Counterparts.

  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement

5.    Grants, Rights and Remedies.

  This Agreement has been entered into in conjunction with the provisions of the Security Agreement.  Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

6.    Governing Law.

  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

[Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

INTERNAP NETWORK SERVICES
CORPORATION

By: /s/ David A. Buckel
Name: David A. Buckel
Title: Vice President and Chief Financial Officer

PLAYSTREAM, INC.

By:  /s/ David A. Buckel
Name:  David A. Buckel
Title: Treasurer

VITALSTREAM, INC.

By:  /s/ David A. Buckel
Name:  David A. Buckel
Title: Treasurer

VITALSTREAM ADVERTISING SERVICES, INC.

By:  /s/ David A. Buckel
Name:  David A. Buckel
Title: Treasurer

VITALSTREAM HOLDINGS, INC.

By:  /s/ David A. Buckel
Name:  David A. Buckel
Title: Treasurer

BANK OF AMERICA, N.A.,
   as Administrative Agent

By: /s/ Ken Bauchle
Name: Ken Bauchle
Title: Senior Vice President

INTELLECTUAL PROPERTY SECURITY AGREEMENT

STATE OF GEORGIA
COUNTY OF COBB

I, Beverly Currie, a Notary Public for said County and State, do hereby certify that David A. Buckel personally came before me this day and acknowledged that (s)he is Vice President and Chief Financial Officer of Internap Network Services Corporation, a Delaware corporation, and acknowledged, on behalf of Internap Network Services Corporation, the due execution of the foregoing instrument.

Witness my hand and official seal, this the 14th day of September, 2007.

(Official Seal)

/s/ Beverly Currie
Notary Public

My Commission expires 2-20-10

STATE OF GEORGIA
COUNTY OF COBB

I, Beverly Currie, a Notary Public for said County and State, do hereby certify that David A. Buckel personally came before me this day and acknowledged that (s)he is Treasurer of PlayStream, Inc., a Nevada corporation, and acknowledged, on behalf of PlayStream, Inc., the due execution of the foregoing instrument.

Witness my hand and official seal, this the 14th day of September, 2007.

(Official Seal)

/s/ Beverly Currie
Notary Public

My Commission expires 2-20-10

STATE OF GEORGIA
COUNTY OF COBB

I, Beverly Currie, a Notary Public for said County and State, do hereby certify that David A. Buckel personally came before me this day and acknowledged that (s)he is Treasurer of VitalStream, Inc., a Delaware corporation, and acknowledged, on behalf of VitalStream, Inc., the due execution of the foregoing instrument.

Witness my hand and official seal, this the 14th day of September, 2007.

(Official Seal)

/s/ Beverly Currie
Notary Public

My Commission expires 2-20-10

STATE OF GEORGIA
COUNTY OF COBB

I, Beverly Currie, a Notary Public for said County and State, do hereby certify that David A. Buckel personally came before me this day and acknowledged that (s)he is Treasurer of VitalStream Advertising Services, Inc., a Nevada corporation, and acknowledged, on behalf of VitalStream Advertising Services, Inc., the due execution of the foregoing instrument.

Witness my hand and official seal, this the 14th day of September, 2007.

(Official Seal)

/s/ Beverly Currie
Notary Public

My Commission expires 2-20-10

STATE OF GEORGIA
COUNTY OF COBB

I, Beverly Currie, a Notary Public for said County and State, do hereby certify that David A. Buckel personally came before me this day and acknowledged that (s)he is Treasurer of VitalStream Holdings, Inc., a Nevada corporation, and acknowledged, on behalf of VitalStream Holdings, Inc., the due execution of the foregoing instrument.

Witness my hand and official seal, this the 14th day of September, 2007.

(Official Seal)

/s/ Beverly Currie
Notary Public

My Commission expires 2-20-10